Federated Hermes Equity Income Fund, Inc.
CLASS A SHARES (TICKER LEIFX)
CLASS C SHARES (TICKER LEICX)
CLASS F SHARES (TICKER LFEIX)
CLASS R SHARES (TICKER FDERX)
INSTITUTIONAL SHARES (TICKER LEISX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JANUARY 31, 2024
1. Effective September 13, 2024, Adam Koser no longer serves as a portfolio manager of the Fund. Accordingly, please remove all references to Mr. Koser. Stephen K. Gutch will continue to serve as a portfolio manager of the Fund.
2. Effective September 13, 2024, Eric Triplett will also serve as portfolio manager of the Fund. Accordingly, please add the following under “Fund Summary Information” in the sub-section entitled “Fund Management”:
“Eric Triplett, CFA, Portfolio Manager, has been the Fund’s portfolio manager since September 2024.”
September 6, 2024

Federated Hermes Equity Income Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456875 (9/24)
© 2024 Federated Hermes, Inc.

Federated Hermes Equity Income Fund, Inc.
CLASS A SHARES (TICKER LEIFX)
CLASS C SHARES (TICKER LEICX)
CLASS F SHARES (TICKER LFEIX)
CLASS R SHARES (TICKER FDERX)
INSTITUTIONAL SHARES (TICKER LEISX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2024
1. Effective September 13, 2024, Adam Koser no longer serves as a portfolio manager of the Fund. Accordingly, please remove all references to Mr. Koser in the Prospectus and Statement of Additional Information. Stephen K. Gutch will continue to serve as a portfolio manager of the Fund.
2. Effective September 13, 2024, Eric Triplett will also serve as a portfolio manager of the Fund. Accordingly, in the Prospectus, please add the following under “Fund Summary Information” in the sub-section entitled “Fund Management”:
“Eric Triplett, CFA, Portfolio Manager, has been the Fund’s portfolio manager since September 2024.”
3. Effective September 13, 2024, in the Prospectus, under “Who Manages the Fund?” in the sub-section “Portfolio Management Information,” please add the following information:
“Eric Triplett
Eric Triplett, CFA, Portfolio Manager, has been the Fund’s portfolio manager since September 2024.
Mr. Triplett is jointly responsible for the day-to-day management of the Fund. He has been with the Adviser or an affiliate since 2015; has worked in investment management since 2014; and has managed investment portfolios since 2021. Education: B.S., University of Scranton; M.B.A, Columbia Business School.”
4. Effective September 13, 2024, in the Statement of Additional Information, please add the following under “Who Manages and Provides Services to the Fund?” in the sub-section “Portfolio Manager Information”:
“The following information is provided as of July 31, 2024.
Eric Triplett, Portfolio Manager
Types of Accounts Managed by Eric Triplett	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	1/$176.5 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	4/$25.8 million
* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Eric M. Triplett is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three, and five year pre-tax gross total return basis versus the Fund’s benchmark (i.e., Russell 1000® Value Index) and versus the Fund’s designated peer group of comparable accounts. IPP performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Triplett is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Triplett is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of four IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to certain other accounts, and is greater or equal to than the weighting assigned to certain other accounts, used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Triplett’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Triplett was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.”
September 6, 2024

Federated Hermes Equity Income Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456876 (9/24)
© 2024 Federated Hermes, Inc.